SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by a registrant  /  /

Filed by a party other than the registrant  /x/

Check the appropriate box:

/  /  Preliminary proxy statement.        /  /     Confidential, for use of the
                                                   Commission only (as permitted
                                                   By Rule 14a-6(e)(2)).

/  /  Definitive proxy statement.

/  /  Definitive additional materials.

/x/  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                              BANK PLUS CORPORATION
                (Name of Registrant as Specified in Its Charter)

                        LA SALLE FINANCIAL PARTNERS, L.P.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:
         (2)   Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11.
         (4)   Proposed maximum aggregate value of transaction:
         (5)   Total fee paid:

/  /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee as provided by Exchange Act Rule 0-11(a)(2) and identify for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount Previously Paid:
         (2)   Form, Schedule or Registration No.:
         (3)   Filing Party:

                       LA SALLE FINANCIAL PARTNERS, L. P.
                 AND THE COMMITTEE TO RESTORE STOCKHOLDER RIGHTS
                                    Suite 405
                            259 East Michigan Avenue
                            Kalamazoo, Michigan 49007
                                 (616) 344-4993

       Materials in Opposition to Management and the Board of Directors of
               Bank Plus Corporation and in Support of Stockholder
                    Proposition to Restore Stockholder Rights

               Re: Annual Meeting of Stockholders - April 28, 1999

March 23, 1999

Dear Fellow Stockholder:

The Bank Plus Corporation Committee to Restore Stockholder Rights (comprised of La Salle Financial Partners, L. P., Talman Financial, Inc., La Salle Capital Management, Inc., Peter T. Kross, Richard J. Nelson, and Florence J. Nelson) intends to file proxy materials with the Securities and Exchange Commission concerning the upcoming annual meeting of Bank Plus Corporation (the "Company"). We intend to use those materials to solicit proxies to elect Peter T. Kross as a director of the Company and to support a stockholder proposition concerning the restoration of stockholder rights by amending the By-laws of the Company.

It is possible you will receive an annual report, proxy statement and proxy card from the Company's management and Board before our materials arrive, and you will be asked to return the Company's proxy card.

We encourage you not to vote your shares until you receive and review our proxy materials. Thank you for your consideration.

Sincerely,



Richard J. Nelson                                    Peter T. Kross
President                                            President
La Salle Capital Management, Inc.                    Talman Financial, Inc.


This letter does not constitute a solicitation of proxies for any meeting of Bank Plus Corporation's stockholders. Any such solicitation will be made only pursuant to proxy materials complying with the requirements of Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Beneficial Ownership of Shares

                  The following table shows, as of March 23, 1999 (except as otherwise noted), the shares of Bank Plus Corporation Common Stock beneficially owned by the members of the Committee to Restore Stockholder Rights.

                                               Shares Beneficially
                                                   Owned as of         Percent
Beneficial Owner                                  March 23, 1999       Of Class

La Salle Financial Partners, L.P.                     691,400           3.6%

Talman Financial, Inc.                                691,400           3.6%
(General Partner of La Salle Financial)

La Salle Capital Management, Inc.                     691,400           3.6%
(General Partner of La Salle Financial)

Richard J. Nelson                                     691,400           3.6%
(President of La Salle Capital
Management, Inc.)

Peter T. Kross                                        691,400           3.6%
(President of Talman Financial, Inc.)

Florence J. Nelson                                          0             0%

                       LA SALLE FINANCIAL PARTNERS, L. P.
                                    Suite 405
                             259 E. Michigan Avenue
                            Kalamazoo, Michigan 49007

                            Telephone (616) 344-4993
                            Facsimile (616) 344-4994





As an institutional owner or bank trust department client, your proxy materials will be forwarded directly to you by your bank. To help us communicate with you, we would appreciate it if you would take a few minutes to complete the information requested below.




  Name of Institution or Stockholder:_______________________________________

  Contact Name at Institution: _____________________________________________

  Address:  ________________________________________________________________

     City:  __________________________   State:  _______   Zip:  ___________

    Phone:  ___________________________      Fax:   ________________________

               Number of Shares Owned: ___________________________



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           Please return this form to us by fax at (616) 344-4994 or
                           mail to the above address.
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

                       LA SALLE FINANCIAL PARTNERS, L. P.
                                    Suite 405
                             259 E. Michigan Avenue
                            Kalamazoo, Michigan 49007

                            Telephone (616) 344-4993
                            Facsimile (616) 344-4994


Since you hold your shares through a brokerage firm, your proxy materials will be forwarded directly to you by that firm. To help us communicate with you, we would appreciate it if you would take a few minutes to complete the information requested below.

At your request, we would also be pleased to forward copies of our materials to your personal stockbroker or financial advisor. Thank you for your time and cooperation.

Stockholder Information

         Name:  ____________________________________________________________
      Address:  ____________________________________________________________
         City:  __________________________   State:  _______  Zip:  ____________
        Phone:  ___________________________      Fax:   ________________________

I hold my Bank Plus Corporation shares through: _______________________________
                                                    (Name of Brokerage Firm)
                   Number of shares owned:   __________________________________

Stockbroker or Financial Advisor Information

         Name:  ____________________________________________________________
         Firm:  ____________________________________________________________
      Address:  ____________________________________________________________
         City:  __________________________   State:  _______  Zip:  ____________
        Phone:  ___________________________      Fax:  _________________________


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    Please return this form to our attention at the address indicated above.
        If you prefer, you may fax it to our offices at (616) 344-4994.
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